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                                                                EXHIBIT 10.11

                                RADIAN GROUP INC.

                             1992 STOCK OPTION PLAN

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                                    ARTICLE I

                                    Purposes

            1.1 Purposes of Plan. The purpose of this Radian Group Inc. 1992 Stock Option Plan (the "Plan") is to provide incentives to selected Key Employees of the Company and/or its Affiliates who contribute, and are expected to contribute, materially to the success of the Company and its Affiliates, to provide a means of rewarding outstanding performance and to enhance the interest of such Key Employees in the Company's continued success and progress by providing them a proprietary interest in the Company. In addition, this Plan is intended to provide incentives to non-employee members of the Board of Directors to continue to provide services to the Company or its Affiliates. Further, this Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining the qualified key personnel and directors necessary for the continued success and progress of the Company.

                                   ARTICLE II

                                   Definitions

            2.1 Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1.

            "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Company, except that when used in connection with an Incentive Stock Option, "Affiliate" means a Subsidiary.

            "Board" or "Board of Directors" means the Board of Directors of the Company.

            "Chairman" means the Chairman of the Board of the Company.

            "Change of Control" shall be deemed to have taken place if (i) any Person (except for the Employee or his family, the Company or any employee benefit plan of the Company or of any Affiliate, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together will all Affiliates and Associates of such Person shall become the Beneficial Owner in the aggregate of 20% or more of the shares of the Company then outstanding and entitled to vote for directors generally, (ii) any Person (except the Employee and his family), together with all Affiliates and Associates of such Person purchases substantially all of the assets of the Company, or (iii) during any twenty-four


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(24) month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of at least seventy-five percent (75%) of the directors who were not directors at the beginning of such period was approved by a vote of at least seventy-five percent (75%) of the directors in office at the time of such election or nomination who were directors at the beginning of such period. For purposes of this definition, "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; "Person" shall mean any individual, firm, corporation, partnership or other entity; and "Beneficial Owner" shall mean:

            (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

            (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable successor report); or

            (iii) where voting securities are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until expiration of forty (40) days after the date of such acquisition.

            "Code" means the Internal Revenue Code of 1986, as amended.


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            "Committee" means the Stock Option and Compensation Committee appointed by the Board to administer the Plan pursuant to Article VII.

            "Common Stock" means, subject to the provisions of Section 10.2, the presently authorized common stock of the Company, par value $.001 per share.

            "Company" means CMAC Investment Corporation.

            "Disability" means (subject to Section 6.2) a physical or mental impairment of sufficient severity such that an Employee is both eligible for and in receipt of benefits under the long-term disability program maintained by the Company.

            "Eligible Director" means a person who is an incumbent, non-employee member of the Board, including those who are members of the Committee, at the time the Plan is initially approved by the stockholders or who is elected as a non-employee member of the Board subsequent to that date.

            "Employee" means an employee (including an officer) of the Company or of an Affiliate except that when used in connection with an Incentive Stock Option, "Employee" means an employee (including an officer) of the Company or of a Subsidiary.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" means the closing price at which the Common Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

            "Incentive Stock Option" means an option to purchase Common Stock granted by the Company to a Key Employee pursuant to Section 5.1 which is intended to meet the requirements of Section 422 of the Code and which is labeled an Incentive Stock Option.

            "Key Employee" means an Employee selected to participate in the Plan pursuant to the terms hereof.

            "1933 Act" means the Securities Act of 1933, as amended.

            "Non-Statutory Option" means an option to purchase Common Stock, granted by the Company to a Key Employee or an Eligible Director pursuant to
Section 4.2 or 5.1, which is not an Incentive Stock Option.

            "Option" means an Incentive Stock Option or a Non-Statutory Option.


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            "Plan" means the CMAC Investment Corporation 1992 Stock Option Plan,
as set forth herein and as amended from time to time.

            "Stock Appreciation Right" means a right granted by the Company to a Key Employee pursuant to Section 5.4 to earn additional compensation for services rendered based upon the appreciation of the Fair Market Value of Common Stock.

            "Subsidiary" means a subsidiary or parent corporation, as defined in Sections 424(e) and (f) of the Code, with respect to the Company.

                                   ARTICLE III

                   Stockholder Approval; Reservation of Shares

            3.1 Stockholder Approval. This Plan, provided that it has been approved by the holders of a majority of the Company's Common Stock entitled to vote, shall become effective upon the date that the Registration Statement relating to an initial public offering by the Company as described in Section
4.2 hereof shall be declared effective by the Securities and Exchange
Commission.

            3.2 Shares Reserved Under Plan. Subject to adjustment under the provisions of Section 10.2 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 1,800,000 shares. The maximum number of shares of Common Stock for which any Key Employee may be granted Options under the Plan is limited to 75,000 per year. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Certificate of Incorporation and By-Laws of the Company in existence at the time of issuance of such shares and at all times thereafter. If Options (and any related Stock Appreciation Rights) granted under this Plan shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, new Options (and any related Stock Appreciation Rights) may be granted under this Plan covering the number of shares to which such termination or cessation relates.

                                   ARTICLE IV

                              Participation in Plan

            4.1 General Eligibility to Receive Options and Stock Appreciation Rights. Options and Stock Appreciation Rights under this Plan may be granted to officers and other Key Employees of the Company or an Affiliate.

            4.2 Option Grants to Eligible Directors. Notwithstanding any other provision of this Plan (other than Section 3.2 hereof limiting the number of shares issuable hereunder), an Eligible Director shall receive a Non-Statutory Option to purchase 4,500 shares of Common Stock on the date he or she first becomes a member of the Board. Thereafter, upon the completion of each three year period of service on the Board, each Eligible Director will receive


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an additional Non-Statutory Option to purchase 4,500 shares of Common Stock.
Options granted pursuant to this Section 4.2 shall have a per share exercise price equal to the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that with respect to the Options initially granted under this Plan in connection with the Company's initial public offering of Common Stock (the "IPO"), the purchase price per share will be the price per share at which Common Stock is first offered to the public pursuant to the IPO (the "IPO Price"). Options granted pursuant to this Section 4.2 shall become vested and exercisable with respect to one-third of the shares of Common Stock underlying the Option on each anniversary following the date of grant, provided the optionee remains a director of the Company. Options granted pursuant to this
Section 4.2 shall be exercisable for ten years after the date of grant, provided that (subject to Section 6.4) the optionee remains a director of the Company. Notwithstanding any other provision of the Plan, this Section 4.2 may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes in the provisions of, or the regulations relating to, the Code.

            4.3 Participation Not Guarantee of Employment. Nothing in this Plan or in the instrument evidencing the grant of an Option or Stock Appreciation Right shall in any manner be construed to limit in any way the right of the Company or an Affiliate to terminate a Key Employee's employment at any time, without regard to the effect of such termination on any rights such Key Employee would otherwise have under this Plan, or give any right to such a Key Employee to remain employed by the Company or an Affiliate in any particular position or at any particular rate of compensation.

                                    ARTICLE V

                      Options and Stock Appreciation Rights

            5.1 Grants of Options.

                  (a) Grant. The Committee may grant Incentive Stock Options and/or Non-Statutory Options to Key Employees. Eligible Directors of the Company may only be granted Non-Statutory Options. All Options under this Plan shall be granted within ten years of the date on which this Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

                  (b) Option Price. The purchase price per share of Common Stock under an Incentive Stock Option shall be not less than 100 percent of the Fair Market Value per share of such Common Stock on the date the Option is granted. The purchase price per share of Common Stock under each Non-Statutory Option shall be determined by the Committee, but shall be not less than 90% of the Fair Market Value per share of such Common Stock on the date such Non-Statutory Option is granted; provided, however, that with respect to the Options initially granted under this Plan in connection with the IPO, the purchase price per share will be the IPO Price. The Option price may be subject to adjustment in accordance with the provisions of Section 10.2 hereof.


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                  (c) Option Agreements. Options and any Stock Appreciation
Rights attached to such Options shall be evidenced by Option Agreements in such form and containing such terms and conditions as the Committee shall approve, which terms and conditions need not be the same for all Options.

                  (d) Options Nontransferable. Options shall not be transferable except in accordance with Section 5.1(d)(1) below or by will or the laws of descent and distribution (or to a designated beneficiary in the event of an optionee's death) or, in the case of a nonstatutory stock option, if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA, or the rules thereunder. Except as provided above, Options will be exercisable during the lifetime of an optionee only by such optionee or his or her guardian or legal representative. Nothing contained herein shall be deemed inconsistent with the provisions herein set forth pertaining to the exercise of an option by the estate of a deceased holder.

                  (e) Transferability of Nonstatutory Stock Options. Notwithstanding the foregoing, the Committee may provide that a Grantee may transfer Nonstatutory Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

                  (f) Substitution and Cancellation. The Committee, in its sole discretion, may grant to a Key Employee or an Eligible Director who has been granted an Option under this Plan, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower (or higher) than the purchase price provided in the Option so surrendered and canceled and containing such other terms as the Committee may deem appropriate, subject to such limitations or restrictions with respect to Incentive Stock Options as may be imposed by the Code.

            5.2 Exercise of Options.

                  (a) Term of Options; Vesting. The term of an Option and any related Stock Appreciation Right granted under this Plan to a Key Employee shall be ten (10) years from the date of grant. An Option shall become 100% vested at the earliest of the following times if the optionee is an Employee at such time:
(i) the Employee's normal retirement date, (ii) the Employee's death or Disability, (iii) five years from the date of grant or (iv) the occurrence of a Change of Control. Each Option shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the second, third, fourth and fifth anniversaries of the grant of the Option, if the optionee is an Employee on such anniversary. In its sole discretion, the Committee may prescribe shorter installments or accelerate the exercisability of any Option at any time. In addition, any option granted to an Eligible Director shall become 100% vested upon a Change of Control.


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                  (b) Payment on Exercise. No shares of Common Stock shall be issued on the exercise of an Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash or, with the consent of the Committee, in whole or in part in such shares of Common Stock held for at least six months valued at the then Fair Market Value thereof. Stock certificates for the shares of Common Stock so paid will be issued and delivered to the person entitled thereto only at the Company's office in Philadelphia, PA. No person shall have any rights as a stockholder with respect to any share of Common Stock covered by an Option unless and until such person shall have become the holder of record of such share, and, except as otherwise permitted in Section 10.2 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof.

                  (c) Exercise upon Dissolution, Liquidation or Winding Up. If at any time after an Option or Stock Appreciation Right has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option or Stock Appreciation Right under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option or Stock Appreciation Right, to the extent that the same is then exercisable by such holder, may, subject to the terms of Article V hereof, either (i) purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company, or (ii) exercise such Stock Appreciation Right(s) and be paid in cash, or to the extent paid in shares of Common Stock, be entitled to all of the rights of other holders of Common Stock with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option and Stock Appreciation Right at the time outstanding and all rights thereunder shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or Stock Appreciation Right or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever is later.

                  (d) Notice. If an optionee desires to exercise all of part of such optionee's currently exercisable Options or Stock Appreciation Rights, such optionee shall notify the Secretary of the Company, in writing or by telephone, as designated in the Options or Stock Appreciation Rights which the optionee wishes to exercise. The date of such notice shall be referred to herein as the "Notice Date". Within three days after the Notice Date (the "Election Date"), the Secretary of the Company will inform the optionee of the Committee's determination regarding exercisability of the Options.

                  (e) Receipt. In the event that the optionee exercises Stock Appreciation Rights, the optionee will receive an amount determined pursuant to the provisions of Section 5.4


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(less applicable withholding taxes) within five days of the Election Date. In the event that an optionee exercises Options, the optionee shall comply with all requirements set forth in the Option Agreement in connection with the purchase of shares of Common Stock under this Plan.

            5.3 Incentive Stock Options.

                  (a) Annual Limitation. Any other provision of this Plan notwithstanding, but subject to the limitation of Section 3.2 relating to the aggregate number of shares subject to this Plan, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under this Plan and any other plans of the Company and its Subsidiaries) shall not exceed $100,000. The limitation set forth herein shall apply as and to the extent required to enable Incentive Stock Options to qualify under Section 422 of the Code and, if such Section 422 is amended, the Committee shall have the power to make corresponding changes in the limitation set forth herein.

                  (b) Incentive Stock Options Granted to Ten Percent Stockholders. No Incentive Stock Option shall be granted to any Key Employee who owns, directly or indirectly pursuant to Section 424(d) of the Code, stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time such Incentive Stock Option is granted, the price of the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice. Each Key Employee shall give prompt notice to the Company of any disposition of shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the date of grant or one year after the date of transfer of such shares to the Key Employee upon the exercise of such Incentive Stock Option.

                  (d) Consent. To the extent appropriate to avoid a "modification" or other event described in Section 424(h) of the Code, a Key Employee's rights under an Incentive Stock Option (including the rights to pay the exercise price in Common Stock, to exercise a related Stock Appreciation Right and to receive cash, shares, or a combination upon exercise of a related Stock Appreciation Right) shall be set forth in the Option Agreement at the date of grant, so as to preclude any requirement that further Committee consent be given after the date of grant.

            5.4 Stock Appreciation Rights Attached to Options.

                  (a) Award. The Committee may award a Stock Appreciation Right with respect to any shares of Common Stock covered by any Option granted under this Plan to a Key Employee and such Stock Appreciation Right shall be granted as of the time of the grant of the related Option.

                  (b) Terms and Conditions. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Option with respect to the date of


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expiration, limitations on transferability and eligibility to exercise. A Stock
Appreciation Right granted in connection with an Incentive Stock Option may be exercised only when the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option exceeds the exercise price of such Incentive Stock Option. No Stock Appreciation Right may be exercised after the related Option becomes nonexercisable. Stock Appreciation Rights shall be payable, at the election of the Committee, in the form of cash, Common Stock or a combination thereof.

                  (c) Amount of Compensation. The amount of compensation which shall be payable pursuant to the exercise of a Stock Appreciation Right shall be equal to the excess of the Fair Market Value of one share of Common Stock on the date the Secretary of the Company receives notice of the exercise of such Stock Appreciation Right over the purchase price per share under the related Option as determined under Section 5.1(b) hereof, multiplied by the number of Option shares with respect to which the Stock Appreciation Right is exercised.

                  (d) Termination of Option. Upon the exercise of a Stock Appreciation Right, the related Option shall cease to be exercisable as to the number of shares of Common Stock with respect to which such Stock Appreciation Right was exercised.

                                   ARTICLE VI

                  Termination of Relationship with the Company

            6.1 Termination of Employment. Unless earlier terminated in accordance with its terms, an Option or Stock Appreciation Right shall terminate 90 days after any of the following:

                  (a) voluntary termination of employment by the Key Employee, with or without consent of the Company,

                  (b) termination of employment of the Key Employee by the Company or any of its Affiliates, with or without cause, or

                  (c) termination of employment of the Key Employee for any other reason (except as set forth in Section 6.2 below) including retirement under a retirement plan maintained by the Company, or because the Affiliate employing such Key Employee ceases to be an Affiliate of the Company and such Employee does not, prior thereto or contemporaneously therewith, become a Key Employee of the Company or of another Affiliate.

            6.2 Death or Disability. If a Key Employee's employment is terminated as a result of Disability or death, such Employee, or such Employee's legal representatives in the event of death, shall be entitled to exercise the Option or Stock Appreciation Right in whole or in part at any time within one year following the Disability (defined in accordance with Section 422(c)(6) of the Code in the case of an Incentive Stock Option) or death of such Key Employee.


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            6.3 Employment. For all purposes of this Plan, and any Option or
Stock Appreciation Right granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

            6.4 Eligible Director. Upon an Eligible Director ceasing to be an Eligible Director of the Company for any reason (except as a result of becoming an Employee of the Company or an Affiliate or as a result of his retirement, Disability or death), such non-employee director's Options shall terminate after 90 days. In the event of an Eligible Director's death or Disability, any outstanding Options shall remain exercisable for one year from the date of death or Disability, but in no event shall such period extend beyond the original term of the Option.

                                   ARTICLE VII

                               Administration Plan

            7.1 The Committee. The Plan shall be administered and interpreted by a committee of the Board (the "Committee"); provided, however, that grant decisions made hereunder shall be made by at least two persons, each of whom may be (i) "outside directors" as defined under Section 162(m) of the Internal Revenue Code, and (ii) "non-employee directors" as defined under Rule 16b-3 of the Securities Exchange Act of 1934 or any successor provisions and shall satisfy the requirements of Section 12 hereof. The Board may appoint a subcommittee for this purpose, in which case references herein to the "Committee": shall mean the subcommittee as appropriate. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have the full and final authority to interpret this Plan and the agreements evidencing Options and Stock Appreciation Rights granted hereunder (which agreements need not be identical), to prescribe, amend and rescind rules and regulations, if any, relating to this Plan and to make all determinations necessary or advisable for the administration of this Plan. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the stockholders of the Company, the Committee and each of the members thereof, and Employees of the Company, and their respective successors in interest.

            7.2 Liability of Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with this Plan, except for the willful misconduct or gross negligence of such member. The Committee shall have the power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under this Plan at the Company's expense.

            7.3 Determinations of the Committee. In making its determinations concerning the Key Employees who shall receive Options and Stock Appreciation Rights, as well as the number of shares to be covered thereby and time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective Key


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Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall also determine the form of Option Agreements to be issued under this Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of this Plan. The Committee may, in its discretion or in accordance with a direction from the Board, waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of this Plan as then in effect.

                                  ARTICLE VIII

                        Amendment and Termination of Plan

            8.1 Amendment of Plan.

                  (a) Generally. This Plan may be amended at any time and from time to time by the Board of Directors of the Company but no amendment which (1) decreases the minimum Option price provided in this Plan, (2) extends the period during which Options and Stock Appreciation Rights may be granted under this Plan, or (3) changes the class of Key Employees eligible to receive Options and Stock Appreciation Rights shall be effective unless and until the same is approved by the affirmative vote, in person or proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No termination or amendment of this Plan, without the consent of the holder of any Option or Stock Appreciation Right then existing, may terminate such holder's Option or Stock Appreciation Right or materially and adversely affect such holder's rights thereunder.

                  (b) Amendments Relating to Incentive Stock Options. To the extent applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422 of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted (after taking account of Section 424(h) of the Code, relating to "modifications", etc.), if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

            8.2 Termination. The Board may at any time terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options or Stock Appreciation Rights may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options and Stock Appreciation Rights previously granted.

                                   ARTICLE IX

                             Exchange Act Compliance


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            9.1 Additional Restrictions Under Rule 16b-3. Unless an optionee could otherwise transfer option shares issued hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of an Option to the date of disposition of the shares issued upon exercise of the Option.

            9.2 Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options to or other transaction by an optionee who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any agreement relating to an Option does not comply with the requirements of Rule 16b-3 as then applicable to any such optionee, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person. In addition, the Committee shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder or take other action if such authority would cause an optionee's transactions under the Plan not to be exempt under Rule 16b-3 under the Exchange Act.

                                    ARTICLE X

                            Miscellaneous Provisions

            10.1 Restrictions Upon Resale of Unregistered Stock. If the shares of Common Stock that have been transferred to a Key Employee or Eligible Director pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Key Employee or Eligible Director, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Key Employee or Eligible Director pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Key Employee or Eligible Director is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof.

            10.2 Adjustment. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split up, combination or exchange of shares or otherwise) in the character or amount of the Company capital stock (or any other transaction described in Section 424(a) of the Code) after any Option or Stock Appreciation Right is granted hereunder and prior to the exercise thereof, (i) the Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the stock subject to the Option at the time of the occurrence of such change and (ii) any outstanding Stock Appreciation Rights shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted hereunder, which shall increase or decrease the amount of capital stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire or the number of Stock Appreciation Rights such holder should be entitled to exercise, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of this Plan.


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
            10.3 Withholding of Taxes. Each Key Employee who exercises an Option to purchase Common Stock or Stock Appreciation Rights shall agree to pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any taxes of any kind required by law to be withheld with respect to the transfer to such Employee of such shares of Common Stock.

            10.4 Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

            10.5 Other Grants. Options and Stock Appreciation Rights may be granted under this Plan from time to time in substitution for stock options and/or stock appreciation rights held by employees of other corporations who are or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. Further, Stock Appreciation Rights may be granted under the Plan from time to time in connection with stock options assumed by the Company as part of any such merger, consolidation or acquisition. The terms and conditions of the substituted Options or related Stock Appreciation Rights so granted may vary from the terms and conditions set forth herein to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

            10.6 Other Benefits. Nothing contained herein shall prevent the Company from establishing other incentive plans in which Key Employees and Eligible Directors in the Plan may also participate. No award under this Plan shall be considered as compensation in calculating any insurance, pension or other benefit for which the recipient is eligible unless any such insurance, pension or other benefit is granted under a plan which expressly provides that compensation under this Plan (and specifying the type of such compensation) shall be considered as compensation under such plan.


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